                                                                     EXHIBIT 3




                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        Consolidated Financial Statements
                                December 31, 1997

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Table of Contents

                                                                        Page
                                                                      --------
Independent Auditors' Report                                             1

Consolidated Financial Statements:

     Consolidated Balance Sheets                                         2

     Consolidated Statements of Loss                                     3

     Consolidated Statements of Changes in Partners' Deficit             4

     Consolidated Statements of Cash Flows                               5

     Notes to Consolidated Financial Statements                        6 - 10

INDEPENDENT AUDITORS' REPORT


CyberQuest, Ltd.
Dallas, Texas

We have audited the accompanying consolidated balance sheet of CyberQuest, Ltd. (a development stage enterprise) as of December 31, 1997, and the related consolidated statements of loss and partners' capital, changes in partners' capital, and cash flows for the period from inception (February 10, 1997) to December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CyberQuest, Ltd. as of December 31, 1997, and the results of its operations and cash flows for the period from inception (February 10, 1997) to December 31, 1997 in conformity with generally accepted accounting principles.



/s/ Travis, Wolff & Company, L.L.P.

Dallas, Texas
January 8, 1999

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                           Consolidated Balance Sheets


                                                  September 30,1998     December 31, 1997
                                                  -----------------     -----------------
                                                    (Unaudited)
                          Assets
Current assets:
    Cash                                              $     --             $     --
    Accounts receivable                                 10,197               36,246
                                                      --------             --------
        Total current assets                            10,197               36,246
                                                      --------             --------

Property and equipment (Note 2):
   Equipment                                            68,676               68,676
   Capitalized license fees                            112,500              112,500
                                                      --------             --------
                                                       181,176              181,176

   Less accumulated depreciation and amortization      111,535               63,735
                                                      --------             --------
        Net property and equipment                      69,641              117,441
                                                      --------             --------

Deposits and other assets                               10,885               11,983
                                                      --------             --------

Total assets                                          $ 90,723             $165,670
                                                      ========             ========

             Liabilities and Partners' Deficit

Current liabilities:
    Accounts payable                                  $ 87,676             $ 66,514
    Accrued liabilities                                 28,642               24,619
                                                      --------             --------
        Total current liabilities                      116,318               91,133
                                                      --------             --------

Other liabilities (Note 4)                             125,572              125,572
                                                      --------             --------

Commitments and contingencies (Notes 1, 2, 3, 4 and 5)


Partners' deficit (Note 1):
    General partner                                   (160,826)             (37,810)
    Limited partners                                    (9,659)             (13,225)
                                                      --------             --------
                                                      (151,167)             (51,035)
                                                      --------             --------

Total liabilities and partners' equity                $ 90,723             $165,670
                                                      ========             ========


   The accompanying notes are an integral part of the consolidated financial statements.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         Consolidated Statements of Loss


                                                     Nine Months
                                                  Ended September 30,       Period from Inception
                                              ------------------------     (February 10, 1997) to
                                                 1998           1997        December 31, 1997
                                              ---------      ---------      ---------------------
                                                     (Unaudited)
 Revenues                                     $ 139,010      $ 100,681             $ 136,122
                                              ---------      ---------             ---------

 Costs amd Expenses:
   General and administrative expense           191,342        543,511               664,099
   Depreciation and amortization (Note 2)        47,800         48,500                63,735
                                              ---------      ---------             ---------
                                                239,142        592,011               727,834
                                              ---------      ---------             ---------

 Net loss                                     $(100,132)     $(491,330)            $(591,712)
                                              =========      =========             =========


   The accompanying notes are an integral part of the consolidated financial statements.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

             Consolidated Statement of Changes in Partners' Deficit

                                                         General                Limited               Partners'
                                                         Partner                Partners               Deficit
                                                        --------                --------              ---------
Balance at inception, February 10, 1997                 $       -              $        -             $       -

Reorganization (Note 1)                                         -                 (59,323)              (59,323)

Contribution of capital by new
   limited partner (Note 1)                                     -                 600,000               600,000

Net Loss                                                  (37,810)               (553,902)             (591,712)
                                                        ---------              ----------             ---------

Balance at December 31, 1997                              (37,810)                (13,225)              (51,035)

Net Loss (unaudited)                                       (8,315)               (121,817)             (100,132)
                                                        ---------              ----------             ---------

Balance, September 30, 1998 (unaudited)                 $ (46,125)             $ (135,042)            $(151,167)
                                                        =========              ==========             =========


   The accompanying notes are an integral part of the consolidated financial statements.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                      Consolidated Statements of Cash Flows

                                                                             Nine Months
                                                                          Ended September 30,          Period from Inception
                                                                -------------------------------------  (February 10, 1997) to
                                                                     1998                 1997         December 31, 1997
                                                                ----------------     ----------------  -----------------------
                                                                            (Unaudited)
Cash flows provided by operating activities:
    Net loss                                                         $(100,132)        $(491,330)
    Adjustments to reconcile net loss                                                                         $(591,712)
        to net cash used in operating activities:
            Depreciation and amortization                               47,800            48,500
            Changes in operating assets and liabilities:                                                         63,735
                Decrease (Increase) in accounts receivable              26,049           (26,296)
                Decrease (Increase) in deposits and other assets         1,098           (18,135)               (13,746)
                (Decrease) Increase in accounts payable                 21,162            22,598                (11,983)
                (Decrease) Increase in other liabilities                    --           (17,500)                44,691
                (Decrease) Increase in accrued liabilities               4,023            10,297                (24,428)
                                                                     ---------         ---------                 24,619
                                                                                                              ---------
        Net cash used in operating activities                               --          (471,866)
                                                                                                               (508,824)
Cash flows used in investing activities:
   Purchase of property and equipment                                       --           (45,634)
                                                                                                                (68,676)
Cash flows provided by financing activities:
   Proceeds from capital contribution                                       --           517,500
                                                                     ---------         ---------                577,500
                                                                                                              ---------
                                                                            --           517,500
                                                                     ---------         ---------                577,500
                                                                                                              ---------
Net increase in cash                                                        --                --
                                                                                                                     --
Cash, beginning of period                                                   --                --
                                                                     ---------         ---------                     --
                                                                                                              ---------
Cash, end of period                                                  $      --         $      --
                                                                     =========         =========              $      --
                                                                                                              =========
Supplemental disclosure of non-cash financing activities:
   Limited Partner contribution receivable                           $      --         $      --                 22,500
                                                                     =========         =========              =========

    The accompanying notes are an integral part of the financial statements.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
      (Information as of interim periods ended September 30, 1998 and 1997 is unaudited)


Note 1 - The Partnership and Going Concern Considerations

CyberQuest, Ltd., a development stage enterprise (the "Partnership"), is a Texas limited partnership and began operation on February 10, 1997. The general partner is CyberQuest Management Group, L.L.C. The Partnership assumed the assets and liabilities of CBQ, Inc., (formerly CyberQuest Inc.), on February 10, 1997 in exchange for granting a 22.11 percent limited partner interest to the CyberQuest, Inc.'s shareholders. CBQ, Inc. is now wholly-owned by the Partnership. The transaction was recorded as reorganization accounted for in a manner similar to a pooling of interests. During 1997, new investors contributed a total of $600,000 cash in exchange for limited partner interests totaling 71.5 percent. The assets, liabilities and operations of CBQ, Inc. through February 10, 1997, were not significant. The net deficit of CBQ, Inc. at the date of the reorganization is included in the Statement of Partner' Deficit as a reorganization adjustment. The Partnership has developed an internet-based site, Bid4it, through which buyers and sellers can trade products in an auction format. The Bid4it site was launched in October 1997. The Partnership has no significant revenue or operations through December 31, 1997.

The general partner owns 6.39 percent and the limited partners own 93.61 percent. The financial statements do not reflect assets the partners may have outside their interests in the partnership, nor any personal obligations, including income taxes, of the individual partners.

The Partnership is currently engaged in raising capital and continued development of Bid4it. Funding of the day to day operations has been achieved through contributions of capital from limited partner.

The Partnership's financial statements are presented on the going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Partnership is seeking additional working capital and equity capital to adequately fund operating losses and strategic growth.

The Partnership's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining debt financing and/or equity capital. While pursuing additional debt and equity funding, the Partnership must continue to operate on limited cashflow generated internally.

Working capital limitations continue to impinge on day-to-day operations, thus contributing to operating losses. The continued support and forbearance of its vendors and will be required, although this is not assured.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
      (Information as of interim periods ended September 30, 1998 and 1997 is unaudited)


Note 2 -Summary of Significant Accounting Policies

Basis of presentation

The consolidated financial statements include the accounts of the Partnership and CBQ, Inc. All significant inter-company balances and transactions have been eliminated.

The Partnership's balance sheet as of September 30, 1998 and the related statements of loss, cash flow and deficit for the nine-month periods ended September 30, 1998 and 1997 are unaudited. These unaudited financial statements have been prepared from the books and records of the Partnership and reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the periods. All such adjustments are, in the opinion of management, of a normal recurring nature. Operations results for the nine-month period ended September 30, 1998 is not necessarily indicative of the results that may be expected for the year ending December 31, 1998.

Property, equipment and depreciation

Property and equipment are carried at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of three to five years. The carrying value of property and equipment is evaluated periodically in relation to operating performance of the related business.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the financial statements at, and during the reporting periods. Actual results could differ from these estimates.

Income taxes

The Partnership does not incur income taxes for federal income tax purposes. Instead, its earnings and losses are included in the personal returns of the partners and taxed accordingly.

Capitalized software

Capitalized software consists of minimum amounts owed under a license agreement. The amounts are being amortized on a straight-line basis over a period of three years.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
      (Information as of interim periods ended September 30, 1998 and 1997 is unaudited)


Note 3 - Risks and Uncertainties

The Partnership's results in the development, operations and servicing of the Bid4It operations may vary significantly given the nature of the emerging but competitive Internet market. The success of the Partnership will depend upon a variety of factors not within the Partnership's control, such as: Internet growth, risk of Internet failures, competition, changes in technology, fraud, and government regulations.


Note 4 - Commitments

CBQ, Inc. has a license agreement with Electronic Data Systems Corporation ("EDS") relating to certain proprietary software. The license agreement terminates at the earlier of April 19, 2004 or upon the Partnership's payment to EDS of $350,000, including amounts related to the license of certain technology discussed below. No royalties were owed at December 31, 1997 or 1996.

Other liabilities include minimum royalties due EDS related to the license discussed above in the development of the Bid4it web site. The amount is due in annual installments of $50,000 in 1997 and $75,000 in 1998. The agreement was subsequently amended to extend the payments dates to 1999 and 2000, respectively, and extend the license agreement above to April 19, 2006.

The Partnership has an office lease commitment that requires payments of $1,792 per month through March 31, 1999.


Note 5 - Subsequent Events (unaudited)

On October 23, 1998, the Partnership entered into an to form new a corporation, Cyberquest Inc. ("CI"). CI is a Colorado Corporation chartered on October 19, 1998. The agreement provided for the contribution of certain software technology and $180,000 cash in exchange for 90,000 shares of common stock in CI and a warrant for the purchase of 80,000 shares at $2.50 per share. The Partnership agreed to contribute assets and liabilities in exchange for 10,000 shares of common stock, 70,000 shares of preferred stock and warrants for the purchase of 40,000 shares of common stock at $2.50 per share. The warrants expire on October 23, 2003.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
      (Information as of interim periods ended September 30, 1998 and 1997 is unaudited)


Note 5 - Subsequent Events (unaudited) - (Continued)

The preferred stock issued is redeemable at the option of CI as follows:

o 7000 shares at the greater of $10.00 per share or the traded market value of the preferred stock on or before October 23,1999

o 14,000 shares at the greater of $10.715 per share or the traded market value of the preferred stock on or before October 23,2000

o 21,000 shares at the greater of $11.905 per share or the traded market value of the preferred stock on or before October 23,2001

o 28,000 shares at the greater of $12.50 per share or the traded market value of the preferred stock on or before October 23, 2002

Any preferred stock not redeemed by the CI may at the Company's option be converted to common stock of CI on the basis of four shares of common stock for one share of preferred stock converted. CI also granted an incentive option to acquire 25,000 shares of common stock at $.10 per share if a merger with a publicly traded entity on a national stock exchange is completed with ninety days of the CI/Company merger.

On November 19, 1998, CI was acquired by Freedom Funding, Inc. ("Freedom"), a public shell listed on the Over-the-Counter bulletin board, in a reverse acquisition accounted for as a recapitalization. CI is the "accounting" acquirer. Freedom had no assets as of September 30, 1998 or operations for the nine-month period ended September 30, 1998. Subsequently, Freedom changed its name to CBQ, Inc. The CI stockholders received 18,000,000 shares of common stock (par value $.0001 per share) and 70, 000 shares of Series A preferred stock (par value $10.00 per share). The call provisions of the Series A preferred stock are the same as the CI preferred stock except the call prices range from $10.00 to $13.00 and there is no conversion feature.

                                CYBERQUEST, LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
      (Information as of interim periods ended September 30, 1998 and 1997 is unaudited)

Note 5 - Subsequent Events (unaudited)- (Continued)

The following is the unaudited pro forma Stockholders' equity as if the reorganization of CI and the merger with Freedom Funding, Inc. had occurred on September 30, 1998:


                            Preferred Stock              Common Stock
                         -----------------------  ---------------------------     Accumulated      Partners'
                          Shares       Values        Shares         Values          Deficit         Deficit       Total
                         ----------   ----------  --------------  -----------   ----------------  ------------  -----------
CyberQuest, Ltd. at
   September 30, 1998             --   $        --           --    $        --   $        --      $  (151,167)   $  (151,167)

Reorganization into CI        70,000       700,000      100,000        180,000      (851,167)         151,167        180,000
                         -----------   -----------  -----------    -----------   -----------      -----------    -----------

                              70,000       700,000      100,000        180,000      (851,167)              --         28,833

Merger with Freedom
   Funding Inc on
   November 19, 1998              --            --   19,975,325       (177,992)      177,992               --             --
                         -----------   -----------  -----------    -----------   -----------      -----------    -----------

                              70,000   $   700,000   20,075,325     $     2008   $  (673,175)     $        --    $    28,833
                         ===========   ===========  ===========    ===========   ===========      ===========    ===========